Initial Public Offering	5 Months Ended
Dec. 31, 2020
Cik 0001821171_qell acquisition corp Member
Initial Public Offering

Note 4 — Initial Public Offering

On October 2, 2020, the Company consummated its Initial Public Offering of 37,950,000 Units, including 4,950,000 Over-Allotment Units, at $10.00 per Unit, generating gross proceeds of $379.5 million, and incurring offering costs of approximately $21.1 million, inclusive of approximately $13.3 million in deferred underwriting commissions.

Each Unit consists of one Class A ordinary share, par value $0.0001 per share and one-third of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 8).